Filed Pursuant to Rule 497(e)
1933 Act File No. 333-168040
1940 Act File No. 811-22436

EntrepreneurShares Series TrustTM
ERShares Entrepreneur 30 ETF
ERShares Non-US Small Cap ETF

October 17, 2019

Supplement to Statement of Additional Information Dated November 1, 2018 and Statement of Additional Information Dated December 28, 2018

This supplement updates certain information in the Statement of Additional Information dated November 1, 2018 and the Statement of Additional Information dated December 28, 2018, each as supplemented to date (collectively, the “SAI”), for the ERShares Entrepreneur 30 ETF and the ERShares Non-US Small Cap ETF (each a “Fund” and, collectively, the “Funds”), each a series of EntrepreneurShares Series TrustTM, to revise information contained therein as described below.
For more information or to obtain a copy of the Prospectus and SAI free of charge, please contact the Funds at 1-877-271-8811.  You may also obtain a copy of the Prospectus and SAI free of charge on the Funds’ website at www.entrepreneurshares.com or by writing the Funds at 235 West Galena Street, Milwaukee, Wisconsin 53212.  Please retain this supplement for future reference.
Management – Management Information
The paragraph immediately following the table under the disclosure regarding “Management – Management Information” is hereby amended and restated in its entirety to read as follows:
The Board of Trustees appointed Scott Stone, age 53, as an adviser to the Board. As an adviser, Mr. Stone attends meetings of the Board and acts as a non-voting participant. Mr. Stone currently serves as the President (since March 2015) and Chief Investment Officer (since June 2011) of Pentegra Investors, Inc., where he and his team are responsible for the management and oversight of the investment processes governing approximately $8 billion in assets, comprised of both public and private holdings of fixed income, equity, real estate, hedge fund and other alternative investments.
Mr. Stone is an interested person of the Funds because Pentegra Investors, Inc. is an affiliate of the Pentegra Defined Benefit Plan for Financial Institutions (the “Pentegra DB Plan”), a tax qualified pension plan and trust that holds a 25% equity stake in Capital Impact Advisors, LLC, the investment advisor to both the ERShares US Small Cap Fund and the ERShares US Large Cap Fund, and that is the majority shareholder of each Fund. The insight and approval of Mr. Stone on strategic decisions regarding the advisors to the Funds is sought by Dr. Shulman, who is the control person of the advisors to the Funds.
Advisory and Other Services – The Advisors and Sub-Advisor
The disclosure regarding “Advisory and Other Services – The Advisors and Sub-Advisor” is hereby amended and revised to replace the third and fourth paragraph in their entirety with the following:
Dr. Joel M. Shulman is the principal of all three advisory entities: Chief Executive Officer of Capital Impact Advisors, LLC and Seaport Global Advisors, LLC (formerly known as Weston Capital Advisors, LLC) and President of EntrepreneurShares, LLC. Dr. Shulman controls the advisory entities through equity ownership of each entity. While Dr. Shulman controls Capital Impact Advisors, the Pentegra DB Plan holds a 25% equity stake in Capital Impact Advisors. The Pentegra DB Plan received its ownership in Capital Impact Advisors in February 2014 in exchange for seeding the ERShares US Small Cap Fund and the ERShares US Large Cap Fund.
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The date of this Supplement is October 17, 2019.